Exhibit 10.3

SECOND SUPPLEMENTAL INDENTURE

SECOND SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of June 23, 2025, among WOLFSPEED, INC., a North Carolina corporation (the “Issuer”), the SUBSIDIARY GUARANTORS party hereto (the “Subsidiary Guarantors”) and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as trustee (in such capacity, the “Trustee”) and collateral agent (in such capacity, the “Collateral Agent”) under the Indenture referred to below.

W I T N E S S E T H :

WHEREAS, the Issuer has heretofore executed and delivered to the Trustee and the Collateral Agent an amended and restated indenture, dated as of October 11, 2024 (as supplemented by that certain First Supplemental Indenture, dated as of October 22, 2024, the “Existing Indenture”, and as supplemented by this Supplemental Indenture, and as further amended, supplemented or otherwise modified from time to time after the date hereof, the “Indenture”), governing the Issuer’s outstanding Senior Secured Notes due 2030 (the “Notes”);

WHEREAS, pursuant to Section 13.01(b) of the Existing Indenture, the Existing Indenture may be amended pursuant to a supplemental indenture entered into by the Issuer and the Trustee or Collateral Agent, as applicable (with the consent of the Required Noteholder Parties);

WHEREAS, pursuant to Section 15.12(b) of the Indenture, a Subsidiary Guarantor shall be automatically released from its Guarantee upon consummation of any transaction not prohibited by the Indenture resulting in such Subsidiary becoming an Excluded Subsidiary;

WHEREAS, pursuant to Section 15.12(a)(v) of the Indenture, the Liens granted to the Collateral Agent on any property constituting Collateral owned by any Subsidiary Guarantor shall be automatically released upon the release of such Subsidiary Guarantor from its obligations under the Guarantee in accordance with Section 15.12(b) of the Indenture;

WHEREAS, the Note Parties have requested the release of Wolfspeed Germany GmbH, a Subsidiary Guarantor (the “Released Guarantor”) from its Guarantee under that certain Subsidiary Guarantee Agreement, dated as of October 27, 2023, among the subsidiaries of the Issuer party thereto and the Trustee (as may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), and the Existing Indenture and the release of Liens granted to the Collateral Agent on any property constituting Collateral owned by the Released Guarantor;

WHEREAS, pursuant to that certain Restructuring Support Agreement, dated as of the date hereof, by and among the Issuer, certain Noteholders constituting the Required Noteholder Parties, and the other parties thereto (the “RSA”), the Required Noteholder Parties have consented to the execution and delivery of this Supplemental Indenture by the parties hereto and such consents are and remain effective as of the date hereof;

WHEREAS, the entry into this Supplemental Indenture has been duly authorized by resolutions adopted by the Board of Directors of the Issuer;

WHEREAS, pursuant to Section 13.01 and Section 13.04 of the Existing Indenture, the Note Parties, the Trustee and the Collateral Agent are authorized to execute and deliver this Supplemental Indenture;

WHEREAS, the Issuer has complied with all conditions precedent and covenants in the Existing Indenture relating to the execution and delivery of this Supplemental Indenture and has delivered to the Trustee and Collateral Agent an Officer’s Certificate and Opinion of Counsel with respect thereto; and

WHEREAS the Issuer has requested that the Trustee and the Collateral Agent execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Note Parties, the Trustee and the Collateral Agent mutually covenant and agree for the equal and ratable benefit of the holders of the Notes and any additional Notes that may be issued after the date hereof in accordance with the Indenture as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Indenture. The rules of interpretation set forth in the Indenture shall be applied hereto as if set forth in full herein.

2. Amendment to Existing Indenture.

(a) Section 3.02(b) of the Existing Indenture is hereby amended and restated to read in its entirety as set forth below:

(b) The Issuer shall make an offer to repurchase the Notes for cash with all Net Proceeds (other than Net Proceeds from the sale of “Building 21” (as described in item 2 of Schedule 8.05)) at a price equal to the lesser of (i) 111.875% of the principal amount of such Notes plus accrued and unpaid interest on such Notes to, but excluding, the applicable repurchase date and (ii) the Applicable Redemption Price at the time of the Disposition or Casualty Event giving rise to such Net Proceeds (an “Asset Sale Offer”) in accordance with clauses (b)(i) and (c) of Section 3.01 and the procedures set forth in Section 3.02(d); provided, that no Asset Sale Offer shall be required until the amount of Net Proceeds in the aggregate since the Original Closing Date exceeds $10,000,000 (and, once the amount of Net Proceeds exceeds $10,000,000, all Net Proceeds in excess of such $10,000,000 will be required to make an Asset Sale Offer under this Section 3.02(b).

3. Release of Wolfspeed Germany GmbH.

(a) Pursuant to Section 15.12 of the Indenture, and solely in reliance on the Issuer’s representations and certifications set forth in the Officer’s Certificate, and without representation or warranty and without recourse to it, the Trustee and Collateral Agent, as applicable, hereby acknowledge that (i) the Released Guarantor has been released and discharged from the Guarantees provided by it pursuant to the Guaranty and (ii) the Liens on the assets pledged by the Released Guarantor to secure the Note Obligations granted to the Collateral Agent under the Security Documents (the “Released Liens”) are released on the effective date of this Supplemental Indenture.

(b) Notwithstanding paragraph (a) above, the Collateral Agent hereby releases, without representation or warranty and without recourse to it, all pledges created under (i) a German law governed account pledge agreement (Kontoverpfändungsvertrag) dated October 27, 2023 and (ii) a German law governed confirmation agreement regarding account pledge and receivables assignment (Bestätigungsvertrag hinsichtlich Kontoverpfändung und Forderungsabtretung) dated October 15, 2024, in each case between the Released Guarantor and the Collateral Agent, each in accordance with section 1255 para. 1 in connection with section 1273 para. 2 of the German Civil Code (Bürgerliches Gesetzbuch).

(c) Notwithstanding paragraph (a) above, the Collateral Agent hereby reassigns, without representation or warranty and without recourse to it, to the Released Guarantor all present and future receivables, rights and claims and all related ancillary rights that have been assigned to if for security purposes under a German law governed receivables assignment agreement (Forderungsabtretungsvertrag) dated October 27, 2023, as confirmed by a German law governed confirmation agreement regarding account pledge and receivables assignment (Bestätigungsvertrag hinsichtlich Kontoverpfändung und Forderungsabtretung) dated October 15, 2024, in each case between the Released Guarantor and the Collateral Agent and the Released Guarantor hereby accepts the reassignment of such receivables, rights and claims as well as ancillary rights.

(d) The Collateral Agent shall and does hereby acknowledge that the Released Guarantor has revoked as of the effective date of this Supplemental Indenture any authorisations and/or powers of attorney given to the Collateral Agent under any of the German Security Documents referred to in paragraphs (b) and (c) above and the Collateral Agent hereby confirms that it will not make further use of any of these authorisations and/or powers of attorney.

(e) Solely in reliance on the Issuer’s representations and certifications in the Officer’s Certificate, and without representation or warranty and without recourse to it, the Collateral Agent agrees to, at any time and from time to time, promptly execute and deliver to the Issuer any additional document and take such other action as the Issuer may reasonably request, at the Issuer’s expense, to effectuate, evidence or reflect of public record the release of the Released Liens as contemplated hereby.

(f) For the avoidance of doubt, (a) nothing herein authorizes any collateral release, assignment or UCC financing statement amendment or termination that is not expressly limited solely to the Released Liens and no such collateral release, assignment or UCC financing statement amendment or termination is authorized by the Trustee or the Collateral Agent if it relates to or releases any Lien in respect of any asset or property other than with respect to the Released Liens, (b) nothing herein, including the filing of any UCC financing statement amendment or termination, shall in any manner discharge, affect or impair the Note Obligations or any Liens on any Collateral (other than the assets secured by the Released Liens), all of which continue to constitute Collateral under the Note Documents and (c) no Subsidiary Guarantor, other than the Released Guarantor, is released from its Guarantee under the Note Documents hereunder. It is understood and agreed that the Collateral Agent (for the benefit of itself and the other Secured Parties represented by it) shall retain its security interest in all of the Collateral other than the assets secured by the Released Liens. The Note Documents shall otherwise remain in full force and effect, and the Collateral Agent and the Trustee shall be afforded all of the rights, protections, indemnities, immunities and privileges afforded to the Collateral Agent and the Trustee, as applicable, under the Note Documents in connection with the execution of this Supplemental Indenture. Nothing in this Supplemental Indenture shall affect or expand the limited duties of the Trustee and Collateral Agent under the Existing Indenture and the Security Documents with respect to the Collateral and the perfection of liens thereon.

4. Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Existing Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Noteholder heretofore or hereafter authenticated and delivered shall be bound hereby.

5. Reaffirmation. Each of the Note Parties (i) hereby consents to the modification to the Existing Indenture pursuant to this Supplemental Indenture and the transactions contemplated thereby and (ii) other than the Released Guarantor hereby confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Note Documents to which it is party, and (iii) agrees that, notwithstanding the effectiveness of this Supplemental Indenture or any of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each of the Note Documents to which it is a party, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to guaranty and secure in accordance with their respective terms all of the Note Obligations as amended, restated, increased and/or extended. In furtherance of the foregoing, each Note Party, other than the Released Guarantor, (a) does hereby continue to grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all collateral (howsoever defined) described in any Security Document (other than any Security Document governed by German law that has been, or is required to be, notarized) as security for the Note Obligations, as amended, restated, increased and/or extended pursuant to this Supplemental Indenture and (b) subject to the guarantee limitations provided in the Guaranty, does hereby continue to jointly and severally, unconditionally, absolutely, continually and irrevocably guarantee to the Trustee for the benefit of the Secured Parties the payment and performance in full of the Note Obligations.

6. Effectiveness. This Supplemental Indenture will not be effective and binding upon the Trustee and Collateral Agent until delivery to the Trustee of copies of the following, each in agreed form and executed by each of the applicable parties thereto: (1) this Supplemental Indenture by each of the Note Parties, (2) the Officer’s Certificate (and related authorizing resolutions) of the Issuer and an Opinion of Counsel pursuant to Sections 13.04, 16.01 and 16.02 of the Indenture, and (3) the RSA. The Officers’ Certificate shall, among other things, include a representation that all conditions precedent to the effectiveness of the RSA have been satisfied and have occurred, and the Trustee and Collateral Agent shall be entitled to conclusively rely thereon.

7. Governing Law. THIS SUPPLEMENTAL INDENTURE AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCEPT THAT SECTION 3(B) TO (D) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF GERMANY.

8. Trustee and Collateral Agent Make No Representation / Reliance. In entering into this Supplemental Indenture, the Trustee and the Collateral Agent (a) have relied upon the certifications, statements and opinions set forth in the Officer’s Certificate, the Opinion of Counsel and the RSA, and (b) shall be entitled to the benefit of every provision of the Indenture relating to the conduct of, affecting the liability of or affording protection to the Trustee or the Collateral Agent, as applicable, whether or not elsewhere herein so provided. Neither the Trustee nor the Collateral Agent makes any representation as to the validity or sufficiency of this Supplemental Indenture. Neither the Trustee nor the Collateral Agent assumes responsibility for the correctness of (i) the recitals, statements, or representations contained herein, which shall be taken as statements and representations of the Issuer, or (ii) the statements, representations or opinions, as applicable, contained in the Officer’s Certificate, the Opinion of Counsel and the RSA.

9. Counterparts. This Supplemental Indenture may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective when it shall have been executed by the Note Parties, the Trustee and the Collateral Agent and when the Trustee shall have received copies hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the Note Parties, the Trustee, the Collateral Agent and each Noteholder Party and their respective permitted successors and assigns. Delivery of an executed counterpart to this Indenture by facsimile transmission (or other electronic transmission) shall be as effective as delivery of a manually signed original.

10. Note Documents. This Supplemental Indenture and all other fee or engagement letters, documents, certificates, instruments or agreements executed and delivered by or behalf of a Note Party for the benefit of any Secured Party, any Agent, the Purchasers or any other person in connection herewith shall be Note Documents and all references to a “Note Document” in the Indenture and the other Note Documents shall be deemed to include each of the foregoing.

11. Effect of Headings. Section headings used herein are for convenience of reference only, are not part of this Supplemental Indenture and are not to affect the construction of, or to be taken into consideration in interpreting, this Supplemental Indenture.

12. Severability. In the event any one or more of the provisions contained in this Supplemental Indenture should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

WOLFSPEED, INC.

By:	/s/ Karl Steffen
Name: Karl Steffen
Title: Vice President and Treasurer

SUBSIDIARY GUARANTORS:

WOLFSPEED GERMANY GMBH

By:	/s/ Thomas Agron, Jr.
Name: Thomas Agron, Jr.
Title: Managing Director

WOLFSPEED TEXAS LLC

By:	/s/ Karl Steffen
Name: Karl Steffen
Title: Treasurer

[Signature Page to Second Supplemental Indenture]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, SOLELY IN ITS CAPACITIES AS TRUSTEE AND COLLATERAL AGENT

By:	/s/ Kevin Trogdon
Name: Kevin Trogdon
Title: Vice President

[Signature Page to Second Supplemental Indenture]